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Exhibit 21.1

LIST OF SUBSIDIARIES OF SYNAVANT INC.

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  SYNAVANT Australia Pty Ltd., a limited liability business organization formed under the laws of Australia.
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  Pharmaceutical Marketing Solutions Pty. Ltd., a limited liability business organization formed under the laws of Australia.
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  SYNAVANT Singapore (Pte.) Ltd., a limited liability business organization formed under the laws of Singapore.
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  Valuation, Ltd., a limited liability business organization formed under the laws of Switzerland.
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  SYNAVANT Belgium S.A./NV, a limited liability business organization formed under the laws of Belgium.
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  New ST, Inc., a Delaware, USA corporation.
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  SYNAVANT Canada Ltd., a limited liability business organization formed under the laws of Canada.
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  SYNAVANT Hellas S.A., a limited liability business organization formed under the laws of Greece.
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  SYNAVANT Deutschland GmbH, a limited liability business organization formed under the laws of Germany.
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  SYNAVANT Italia S.r.L., a limited liability business organization formed under the laws of Italy.
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  SYNAVANT France S.A., a limited liability business organization formed under the laws of France.
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  Permail Pty. Ltd., a limited liability business organization formed under the laws of Australia.
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  SYNAVANT Properties LLC, a Delaware, USA limited liability company.
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  SYNAVANT LLC, a Delaware, USA limited liability company.
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  SYNAVANT de Mexico, a limited liability business organization formed under the laws of Mexico.
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  SYNAVANT Data GmbH, a limited liability business organization formed under the laws of Germany.
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  SYNAVANT do Brazil Ltda., a limited liability business organization formed under the laws of Brazil.
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  SYNAVANT Nederland BV, a limited liability business organization formed under the laws of the Netherlands.
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  SYNAVANT UK Holding Ltd., a limited liability business organization formed under the laws of the United Kingdom.
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  SYNAVANT Netherlands Finance B.V., a limited liability business organization formed under the laws of the Netherlands.
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  SYNAVANT Spain S.A., a limited liability business organization formed under the laws of Spain.
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  SYNAVANT UK Ltd, a limited liability business organization formed under the laws of the United Kingdom.
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  SYNAVANT Latin America Inc., a Delaware, USA corporation.
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  SYNAVANT Turkey Inc., a Delaware, USA corporation.
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  SYNAVANT Philippines Inc., a Delaware, USA corporation.
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  SYNAVANT Taiwan Inc., a Delaware, USA corporation.
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  SYNAVANT Korea Inc., a Delaware, USA corporation.
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  SYNAVANT Japan Inc., a Delaware, USA corporation.
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  Infor-med Gesellschaft fur Marketing GmbH, a limited liability business organization formed under the laws of Germany.

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LIST OF SUBSIDIARIES OF SYNAVANT INC.